UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 2, 2005



                              GLOBALNET CORPORATION
             (Exact name of registrant as specified in its charter)


           Nevada                      000-24962              75-2863583
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)

              2616 South Loop West, Suite 660, Houston, Texas 77054
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (832) 778-9591

                           Copy of correspondence to:

                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                     Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

      Globalnet Corporation (the "Company") provides the following information as an update on its current financial condition and operations. All statements, other than statements of historical facts, included in this report regarding the Company's strategy, expected future financial position, development and marketing of products, competitive position, and plans and objectives of management are forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "will" and other similar expressions help identify forward-looking statements, although not all forward-looking statements contain these identifying words. In particular, the statements regarding the timing of the filings of the restated financial statements for the on Form 10-K for the year ended December 31, 2003 and the financial statements for the years ended December 31, 2004 and 2005, the continued implementation of the Company's strategic plan, the expected future monthly losses, the availability and terms and conditions of new financing, and the impact of capital allocation decisions should new financing be obtained, are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company's business and the telecommunications industry in which the Company operates. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company's forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes. In addition, the forward looking financial information presented below was prepared using very basic information and assumptions which did not include all, information and assumptions generally used in the preparation of forward looking financials. Furthermore, the forwarding looking financial information presented below assumes the Company is able to obtain funding when needed and on reasonable terms. There can be no assurance when or if the Company will obtain funding or the terms of any such funding. At the present time the Company does not have sufficient cash to fund its operations. The Company's forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments that the Company may make. The Company does not assume any obligation to update any forward-looking statements.

Audited Financial Statement and Financial Information Updates

      On May 13, 2005, the Audit Committee and management of the Company concluded that, based on discussions with the SEC, the Company's financial statements for the fiscal quarters ended September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004 and the fiscal year ended December 31, 2003 should be restated to correct the accounting treatment of the merger between the Company and GlobalNet International, Inc. that occurred in August 2003 and the subsequent extinguishment of the Series A Preferred Stock and return of common stock by a major shareholder at the time. Issues have also been raised regarding the treatment of certain financial instruments, and specifically, the applicability of various derivative accounting standards upon the Company's specific fact pattern. Accordingly, such financial statements should no longer be relied upon.

      On July 28, 2005, the Company announced that Ehrhardt Keefe Steiner & Hottman PC ("Ehrhardt") had resigned as the Company's independent registered public accountants. On August 3, 2005, the Company announced the appointment of De Leon & Company, P.A. as its independent registered public accountants, and also announced the resignation of the Company's Chief Financial Officer, Mr. Thomas Seifert. On August 24, 2005, the Company announced the appointment of Mr. Thomas P. Dunn as Chief Financial Officer.


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

      The Company has consolidated its accounting in Houston, Texas, and has also hired a new corporate controller. As a result of the key personnel and auditor changes, the complexity of the accounting issues involved, and the review time that is necessary on each of the revised filings, the Company now expects, although it cannot provide any guarantees, to be fully current with all filings, including the 2005 Annual Report on Form 10-K, by March 31, 2006. As the various earlier dated period restatements are completed, the Company currently expects to file them sequentially, upon completion of review and/or audit.

      Until these restatements, Annual Reports of Form 10-KSB for the year ended December 31, 2004 and 2005 and Quarterly Reports on Form 10-Q are filed, the Company is only able to provide limited financial information. The financial information that can be provided is preliminary, and therefore subject to change.

Limited Financial Information Update

      For the quarter ended September 30, 2005, the Company recorded gross revenues of approximately $3,200,000. The Company's sales do not include any contribution from GlobalNet International, LLC, which ceased operations in June 2005.

      The Company's sales have continued to decline in the months of October and November, and substantially so in the latter month. In November, 2005, the Company significantly reorganized its sales department. While the longer-term effects of this reorganization are believed to be advantageous, the short-term disruptions on sales efforts have been significant.

      The Company is experiencing cash losses of approximately $300,000 per month. These monthly cash losses, under various scenarios developed by management, are expected to continue at approximately these same levels well into 2006. The size of the losses and the trend lines of these losses are dependent upon the Company's success in rebuilding its wholesale business, as well as upon the success of the Company's Voice Over Internet Protocol ("VoIP") new product rollouts. If these efforts are successful, certain modeling scenarios indicate a more rapid reduction in monthly cash losses.

      As disclosed in the Company's Current Report on Form 8-K, filed on October 28, 2005, the Company does not have sufficient capital resources to fund the Company's business plan through the end of the year. Accordingly, the Company will be forced to seek additional funding, and the success of such efforts are not assured. Any such additional funding would likely further dilute the interests of existing shareholders.

      In the event that additional funding is obtained on terms and conditions acceptable to the Company, which is not assured, the Company's business plan may be radically altered by the terms and conditions of such funding. Capital allocation decisions may affect the Company's ability to offer certain products or continue certain lines of business. In such event, any current expectations of future cash losses would be materially affected by these decisions.

VoIP Initiatives

      The Company has made significant progress in developing an array of VoIP products. The Company has increasingly focused on the technologies of the future, and today, the Company's operating model is based on our award winning iDial-IP Turn-Key VoIP solution. GlobalNet's VoIP solution allows Internet Service Providers (ISPs) and major telecom business customers to enter the VoIP market with little start-up cost and scale operations as needed. Specifically, we target the enterprise market where businesses want to offer VoIP technology without the investment in product development and telecom equipment inherent in building out a carrier-class VoIP platform.


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

         Although significant work remains to successfully migrate to these new product platforms, initial customer response to the VoIP product lines has been encouraging. It is believed that access to acceptable levels of funding to develop and market these product lines will be critical to ultimate success or failure in these offerings.
Management's Accomplishments - 2005

1.    Subsidiary dismissed from Bankruptcy and ceased operations.
2.    MCI debt settled.
3.    Cisco lease settled.
4.    Former majority shareholder (GEF) no longer involved with Company.
5.    Consolidated operations into Houston and San Antonio.
6.    Reorganized sales organization.
7.    Hired New CFO: On track to complete 2003 re-audit.
8. Instituted Real Time Profitability Reporting System 9. Received "Best of Show" for Internet Telephony Show, 2005


Today's Business
o Carrier Sales (Wholesale)

-     Historically, Company Expertise
-     If adequately funded can generate $2 M revenues per month within 2006
-     Infrastructure Sufficient to grow business
-     Requires expansion of sales force
-     One Full Time Network Planner (buyer) required
- Capital allocation decisions may ultimately affect viability of wholesale product line

Wholesale Business Supports Enhanced Services

Growth Business

-     VoIP (Enhanced Services)
-     Exploding Market Demand
-     Application Not Technology Driven
-     Initial Platform, Services, Infrastructure Substantially Developed
-     Gross Profit Margins Expected To Exceed 25%
-     Monthly Revenue of $1 Million within 2006
- Requires at least 3 New Sales Managers, 3 Technicians, 2 Product Developers, OSS System

Unique Opportunity for GlobalNet

Competitive Advantages
Enhanced Services Platform Established for Resale
Carriers or ISPs Can Use Service with low Investment

Each Can "Private Label" Service

GlobalNet Carrier Rates a Major Advantage


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

High Revenue & Margins for Resellers

PBX/Centrex Features Support Business Applications
Attractive for Small Business

Minimum investment

Higher Margin Business

Service now being offered to ISPs on a limited basis

It's A Sales & Marketing Game
Resale Channels of Distribution
ISPs - Now 2 Customers: Multiple Current Prospects

Wireless Manufacturer - Now in Proposal Stage

CLECs - Next

Interconnect Companies - After Rollout of PBX/Centrex Service

Requiring Transparent Technology Support
Web Interface

OSS System

Billing

Open Market, Few Leaders

2006 Plan
o Capital Availability and Allocation Materially Affects Ability to Execute Plan
o Carrier Sales
Grow Revenue to $2 Million per month in 2006

Focus on Higher Margin Routes

Expand Business within Select Group of Customers

o Enhanced Services
Grow Revenue to $1 Million per month in 2006

Focus on ISPs

Expand Platform to Offer PBX/Centrex Features

Stabilize Carrier Sales, Grow Enhanced Services in 2006
Potential 2006 Scenario w/ Adequate Funding

                                                    Q1        Q2         Q3        Q4
                                                   2006      2006       2006      2006       Total
                                          Sales   $3,675    $4,950     $6,900    $8,900    $24,425
                                       Expenses   $4,455    $5,517     $7,197    $8,893    $26,062
EBITDA W/O Non-Recurring or Non-Operating Items   ($780)    ($567)     ($297)      $7      ($1,637)

         *Assumes full funding of business plan


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

                                    SIGNATURE

      Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            GLOBALNET CORPORATION


                                            By:  /s/ MARK T. WOOD
                                                 ----------------
                                                 Mark T. Wood
                                                 CEO


Dated:  December 2, 2005



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